The Federal Home Loan Bank of Topeka (FHLBank) is pleased to announce the results of the 2009 Member and Independent Director Election. Elections for member directors were conducted in Colorado, Kansas and Oklahoma and elections for independent directors were conducted district-wide. Please find the official report of election below. Five incumbent directors were elected to FHLBank’s board of directors. Each director will serve a four-year term beginning on January 1, 2010, and expiring on December 31, 2013, except for Mr. Schriefer who will serve a two-year term beginning on January 1, 2010, and expiring on December 31, 2011, because the Finance Agency shortened his term to ensure the appropriate staggering of director terms.

Independent Director Election

•	Andrew C. Hove, Jr., NeighborWorks Lincoln (Public Interest Directorship)

•	Richard S. Masinton, CFO and Executive Vice President, Quinn Capital, LLC

Member Director Election

•	James R. Hamby, CEO, Vision Bank, N.A., Ada, Oklahoma

•	Bruce A. Schriefer, President and CEO, Bankers’ Bank of Kansas, N.A., Wichita, Kansas

•	Steven D. Hogan, Officer, Yampa Valley Bank, Steamboat Springs, Colorado

Mr. Hove became a director of FHLBank in April 2007. Mr. Hove, who previously served as vice chairman as well as acting chairman of the Federal Deposit Insurance Corporation, has extensive banking and regulatory experience as well as experience representing consumer and community interests through the Neighborhood Reinvestment Corporation (now NeighborWorks America) and NeighborWorks Lincoln.

Mr. Masinton became a director of FHLBank in April 2007. Mr. Masinton, currently CFO and Executive Vice President of Quinn Capital, LLC, was previously Executive Vice President of Russell Stover Candies.

Mr. Hamby served as a director of FHLBank from January 1995 through December 2001. He was again elected to the board of directors for a term commencing January 2007. Mr. Hamby has been CEO of Vision Bank, Ada, Oklahoma, since 1990.

Mr. Schriefer was elected to the board of FHLBank commencing January 2007. Mr. Schriefer joined Bankers’ Bank of Kansas, Wichita, Kansas, in 1996 where he serves as president, CEO and director.

Mr. Hogan has served on FHLBank’s board of directors since January 2004. Mr. Hogan has been an officer of Yampa Valley Bank, Steamboat Springs, Colorado, since April 2007.

Questions about director elections should be directed to Patrick C. Doran, Senior Vice President and General Counsel, at 785.438.6054, or pat.doran@fhlbtopeka.com.

2009 Federal Home Loan Bank of Topeka Board of Directors Member and Independent Director
Election Results

Member Director Elections

Colorado
(Total Number of Eligible Votes – 1,176,545; Total Number of Members Voting — 95)
Elected — Mr. Steven D. Hogan, Officer, Yampa Valley Bank, Steamboat Springs, Colorado
Total Votes Cast for Mr. Hogan – 549,655
Expiration of Term – December 31, 2013

Mr. Randy Ilich, President and CEO, Colorado Federal Savings Bank, Greenwood Village, Colorado
Total Votes Cast for Mr. Ilich – 133,059

Ms. Sundie Seefried, President and CEO, Eagle Legacy Credit Union, Arvada, Colorado
Total Votes Cast for Ms. Seefried – 109,428

Kansas
Elected — Mr. Bruce A. Schriefer, President and CEO, Bankers’ Bank of Kansas, N.A., Wichita, KS
Expiration of Term – December 31, 2011

Mr. Schriefer was deemed elected on October 2, 2009, because only one nominee, Mr. Schriefer, accepted nomination for the one member directorship up for election in Kansas in 2009.

Oklahoma
Elected — Mr. James R. Hamby, CEO, Vision Bank, N.A., Ada, Oklahoma
Expiration of Term – December 31, 2013

Mr. Hamby was deemed elected on October 2, 2009, because only one nominee, Mr. Hamby, accepted nomination for the one member directorship up for election in Oklahoma in 2009.

Independent Director Elections

Tenth District
Elected — Mr. Andrew C. Hove, Jr., NeighborWorks Lincoln
Total Number of Eligible Votes – 4,903,114
Total Votes Cast for Mr. Hove – 2,611,057
Total Number of Members Voting — 437
Public Interest Director — Yes
Consumer or Community Interest Represented — Credit Needs and Housing
Qualifications – Mr. Hove served eight years as a board member of the Neighborhood Reinvestment Corporation (now known as NeighborWorks America) and currently serves on the board of NeighborWorks Lincoln.
Expiration of Term – December 31, 2013

Elected — Mr. Richard S. Masinton, CFO and Executive Vice President, Quinn Capital, LLC
Total Number of Eligible Votes – 4,903,114
Total Votes Cast for Mr. Masinton – 2,494,473
Total Number of Members Voting — 411
Public Interest Director – No
Qualifications — Mr. Masinton has demonstrated experience in and knowledge of auditing and accounting, derivatives, financial management, organizational management, project development and risk management practices.
Expiration of Term – December 31, 2013